PLEDGE AND SECURITY AGREEMENT

                                    made by

                    SAFETY COMPONENTS INTERNATIONAL, INC.,

               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.,

                                 GALION, INC.

                                      and

                            VALENTEC SYSTEMS, INC.,

                                  as Debtors

                                  in favor of

                              CITICORP USA, INC.,

                               as Secured Party

                          Dated as of March 15, 1996






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                  PLEDGE AND SECURITY AGREEMENT, dated as of March 15, 1996, made by SAFETY COMPONENTS INTERNATIONAL, INC., AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC., GALION, INC. and VALENTEC SYSTEMS, INC. (collectively, the "Debtors") in favor of CITICORP USA, INC., a Delaware corporation (the "Secured Party"), with offices located at 153 East 53rd Street, New York, New York 10043.

                               R E C I T A L S :
                               - - - - - - - -

                  A. The Debtors, the Secured Party and the Guarantors (as defined therein) have entered into a Credit Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Secured Party has agreed to make Loans to the Debtors, upon the terms and subject to the conditions set forth therein.

                  B. Each Debtor is the owner of the shares of stock, and of the warrants, rights and options to acquire the shares of stock (collectively, the "Pledged Shares"), described opposite such Debtor's name on Part A of
Schedule 6(e) hereto and issued by the corporations named therein.

                  C. Pursuant to the Credit Agreement, it is a condition precedent to the obligation of the Secured Party to make the Loans that the Debtors shall have executed and delivered this Agreement to the Secured Party and shall have granted the assignment and security interest and made the pledge and assignment contemplated hereby.

                  NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and to induce the Secured Party to enter into and to make the Loans under the Credit Agreement, the Debtors hereby agree with the Secured Party as follows:

                  SECTION 1. Definitions.

                 (a) General Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement. For the purposes of this Agreement, the following terms shall have the following meanings:

                  Account Collateral means (i) all deposit accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts, (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Secured Party for or on behalf of any Debtor in substitution for or in addition to any or all of the then existing Account Collateral, and (iii) all interest, dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral.





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                  Agreement means this pledge and security agreement, as the same may be amended, supplemented or otherwise modified from time to time with the prior written consent of the Debtors and the Secured Party.

                  Blocked Account Agreement means the Blocked Account Agreement dated March 15, 1996 substantially in the form of Exhibit C to the Credit Agreement.

                  Books and Records means all books, documents, files and records pertaining to the Collateral, wherever located, and all correspondence, ledger sheets, computer files and programs, tapes, discs, cards, accounting records, customer lists, credit files, marketing materials and data and all equipment containing any of the foregoing.

                  Collateral is defined in Section 2.

                  Collateral Interests is defined in the Assignment Agreement.

                  Credit Agreement is defined in the first recital of this Agreement.

                  Debtors is defined in the first paragraph of this Agreement.

                  Equipment means all equipment in all of its forms, all machinery, furniture, furnishings, spare parts and supplies, all fixtures, attachments, components, parts, equipment and accessories, and any and all accessions thereto and additions, substitutions and replacements thereof, in each case wherever located and whether now or hereafter existing.

                  General Intangibles means all general intangibles, intellectual property, goodwill, Patents, Patent Licenses, Permits and Licenses, Trademarks, Trademark Licenses, tradenames, service marks, trade secrets and copyrights now or hereafter acquired.

                  Governmental Authority means any nation or government, any state or other political subdivision thereof and any officer, agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing.

                  Inventory means inventory in all of its forms, now or hereafter existing (including, but not limited to, all (i) raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof,
         (ii) goods in which the relevant Person has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Person has an interest or right as consignee) and (iii) goods that are returned to or repossessed by such Person), and all accessions thereto and products and documents therefor.

                  Lockboxes are defined in Section 5.


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                  Net Cash Proceeds with respect to any sale or other
         disposition of any asset of the Debtors, means (a) the gross amount of cash or cash equivalents received by the Debtors or by the Secured Party in connection with such transaction minus (b) the amount, if any, of all taxes (including the amount, if any estimated by the Debtors or the Secured Party in good faith at the time of such sale or other disposition for taxes payable by the Debtors on or measured by net income or gain resulting from such transaction), fees, commissions, costs and other expenses which are incurred by the Debtors or the Secured Party in connection with such transaction, but only to the extent such amounts are included in the amount referred to in clause (a) above.

                  Patent Licenses means all agreements, whether written or oral, providing for the grant by or to any Debtor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 6(j) hereto.

                  Patents means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 6(j) hereto,
         (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in such Schedule 6(j) hereto and (c) all letters patent of the United States or any other country and all renewals and extensions thereof used by the Debtors or licensed to the Debtors.

                  Permits and Licenses means (a) all applicable authorizations, consents, certificates, rights of way permits, approvals, waivers, exemptions, encroachment agreements, variances, franchises, permissions, and permits of any Governmental Authority held by any Debtor and all documents and applications filed in connection therewith, including, without limitation, any thereof referred to in Schedule 6(l), and (b) all renewals thereof.

                  Person means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a Governmental Authority.

                  Pledged Shares is defined in the second recital of this Agreement.

                  Proceeds means proceeds of Account Collateral, Books and Records, Equipment, General Intangibles, Inventory, Receivables and Security Collateral (including, without limitation, proceeds that constitute any of the foregoing and all accessions and additions to, all substitutions for and all proceeds, products, substitutions and replacements of any and all of the foregoing), and, to the extent not otherwise included, all proceeds of any and all of the foregoing Collateral in the form of (a) payments and proceeds of any insurance, indemnity, warranty or guaranty payable to any Debtor from time to time with respect to any of the Collateral, whether by reason of loss or damage or otherwise, (b) payments (in any form whatsoever) made or due and payable to the Debtors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting


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         under color of Governmental Authority), (c) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, and (d) any and all other products of, or any rents, profits or other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  Receivables means all accounts, chattel paper, instruments, general intangibles, book debts, notes, drafts, documents, acceptances and other obligations or indebtedness of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale, lease or exchange of goods or other property or the rendering of services (including the extension of credit).

                  Requirement of Law means as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  Secured Obligations means all obligations and liabilities (direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred), whether for principal, interest, premium, fees, indemnity, costs, expenses or otherwise, of the Debtors under the Credit Agreement, this Agreement and the other Credit Documents.

                  Secured Party means Citicorp USA, Inc. and its successors and assigns.

                  Security Collateral means:

                                    (i) the Pledged Shares and the
                           certificates representing the Pledged Shares, and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (as more fully described on Schedule 6(e) hereto) and made a part hereof;

                                    (ii) all additional shares of stock
                           (preferred and common) and all additional warrants, rights or options to acquire shares of stock, from time to time acquired by any Debtor in any manner and whether in substitution of or exchange for any of the Pledged Shares, and the certificates representing such additional shares and such additional warrants, rights or options and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in substitution or exchange for any or all of such additional shares or such additional warrants, rights or options;

                                    (iii) all additional indebtedness and
                           notes from time to time held by any Debtor in any manner and the instruments evidencing such additional


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                           indebtedness, and all interest, cash, installments
                           and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional promissory notes and debt instruments; and

                                    (iv) the Collateral Interests and all
                           other property and assets from time to time received in respect of the Collateral Interests.

                  Trademark Licenses means all agreements, whether written or oral, providing for the grant by or to any Debtor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 6(j) hereto.

                  Trademarks means, except with respect to the name "Debtors,"
         (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers used, owned or applied for by the Debtors, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof (except in the case of any Trademark License in which case "Trademarks" shall include only the Debtors' interest therein), and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 6(j), and (b) all renewals thereof.

                  UCC means the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of any mandatory provision of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  (b) Other Definitional Terms. Terms not otherwise defined herein (either directly or by reference) that are defined in the UCC shall have the meanings given them in the UCC. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Annex, Schedule, Exhibit and like references are references to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

                  SECTION 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Debtors hereby pledge, assign, transfer and grant to the Secured Party a continuing first priority a security interest in the right, title and


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interest of each Debtor in, to, under and in connection with all of the following property (including, without limitation, whether now owned or at any time hereafter acquired by any or all of the Debtors or in which any of them now has or at any time in the future may acquire any right, title or interest) (collectively, the "Collateral"):

                           (1)      all Account Collateral;

                           (2)      all Books and Records;

                           (3)      all Equipment;

                           (4)      all General Intangibles;

                           (5)      all Inventory;

                           (6)      all Permits and Licenses;

                           (7)      all Receivables;

                           (8)      all Security Collateral; and

                           (9)      all Proceeds.

                  SECTION 3. Rights of Debtor and Secured Party; Limitations on Debtor Obligations.

                  (a) Debtors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, (a) each Debtor shall remain liable for all duties and obligations under each Receivable to the extent set forth therein to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of each such Receivable included in the Collateral, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Debtor from any of its duties or obligations under the Receivables (or any agreement giving rise thereto) and (c) the Secured Party shall not have any obligation or liability under or in connection with any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the foregoing, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Notice to Account Debtors. Upon the request of the Secured Party, after an Event of Default, the Debtors shall notify the account debtors on the Receivables that the


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Receivables have been assigned to the Secured Party, and that payments in respect thereof shall be made directly to the Secured Party. The Secured Party may in its own name or in the name of others communicate, with account debtors on the Receivables, to verify with them to its satisfaction the existence, amount and terms of any Receivables and/or to notify them of an Event of Default or to issue payment instructions. In order to facilitate the communication by the Secured Party described in the immediately preceding sentence, the Debtors shall provide a schedule of the account debtors on the Receivables on the Closing Date and the Secured Party may rely upon such schedule in undertaking such communications, provided, that the Debtors shall at any time upon the reasonable request of the Secured Party update such schedule of account debtors on the Closing Date and, if later acquired, upon receipt thereof by any Debtor.

                  SECTION 4. Delivery of Security Collateral and Account Collateral. All certificates and instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, if an Event of Default shall have occurred and be continuing, to transfer to or register in the name of the Secured Party or any of its nominees any or all of the Security Collateral and the Account Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 5.  Collections.

                  (a) (i) The Debtors shall maintain a deposit account (the "Blocked Account"), other than the accounts used by such Debtor solely to pay the salaries and bonuses of its employees in the ordinary course of business (such other accounts being the "Payroll Accounts"), with a bank (the "Blocked Bank") that has entered into a Blocked Account Agreement in respect of the Blocked Account.

                        (ii) Each Debtor shall maintain a lockbox at the Blocked Bank (the "Lockbox") and shall immediately deposit all monies received for any reason from each Person obligated at any time to make any payment to such Debtor for any reason into such Lockbox. Upon receipt of any funds into any Lockbox such funds shall be immediately transferred to the Blocked Account by the Blocked Bank.

                  (b) Upon any termination of any Blocked Account or Lockbox or other agreement with respect to the maintenance of a Blocked Account or Lockbox by any Debtor or any Blocked Bank, the Debtors shall immediately notify all of the persons referred to in section 5(a)(ii) herein that were making payments to such Blocked Account or Lockbox to make all future payments to another Blocked Account or Lockbox. Upon an Event of Default, the Borrower agrees to terminate Blocked Accounts upon request by the Secured Party.


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                  (c) All Proceeds which are not paid directly into a Lockbox when collected by or on behalf of any Debtor (whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever or other documents), shall promptly be deposited by the Debtors in precisely the form received, except for such Debtors' endorsement when required, in a Lockbox or directly into the Blocked Account, and until so turned over, shall be deemed to be held in trust by the Debtors for and as the property of the Secured Party and shall not be commingled with any funds of any Debtor. Pursuant to the Blocked Account Agreement, all payments and other amounts collected in the Lockboxes shall be transferred by the Blocked Banks into the Blocked Account. All Proceeds and interest thereon in the Blocked Account shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Pursuant to the Blocked Account Agreement, the Secured Party shall apply all of the funds on deposit in the Blocked Account and interest thereon to the Secured Obligations in the manner set forth in Section 14 herein. In no event shall any checks, drafts or other instruments which are deposited into a Lockbox or the Blocked Account constitute final payment unless and until such checks, drafts and other instruments have been collected.

                  SECTION 6. Representations and Warranties. SCI on behalf of the Debtors hereby, or as applicable, the Debtors hereby jointly and severally represent and warrant to the Secured Party that as of the date hereof:

                  (a) Title; No Other Liens. The Debtors are the legal and beneficial owners of and have good and marketable title to each item of Collateral free and clear of any and all Liens (other than Permitted Encumbrances) and claims and full right to pledge and assign the Collateral. No security agreement, financing statement or similar public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (A) such as may have been filed in favor of the Secured Party pursuant to this Agreement or the other Collateral Documents, (B) Permitted Encumbrances, and (C) for which the Secured Party has received termination statements (Form UCC-3), duly executed and in proper form for filing, which termination statements shall be properly filed on or immediately following the date of the initial borrowing under the Credit Agreement.

                  (b) Perfected First Priority Liens. The Liens granted to the Secured Party pursuant to this Agreement will, upon the filing of UCC financing statements in the filing offices for the relevant jurisdictions constitute and will continue to constitute valid, perfected and continuing Liens on the Collateral (other than the Security Collateral and the Account Collateral) in favor of the Secured Party, which are and shall be prior to all other Liens (other than the Permitted Encumbrances), and which are enforceable as such against all creditors of and purchasers from each Debtor (except purchasers of goods in the ordinary course of business). The delivery to the Secured Party of the Security Collateral and the Account Collateral along with executed and undated stock powers or other indicia of ownership and transfer is effective to create a valid, perfected, first priority security interest in such Collateral. No other registration, recordation or filing with any Governmental Authority or any other party is necessary for the validity, perfection or enforceability of the Liens or this Agreement insofar as such registration, recordation or filing relates to the Collateral being pledged, assigned or hypothecated hereunder.


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No Collateral or any Proceeds thereof on
the date hereof is evidenced by promissory notes or other instruments which has not been delivered to the Secured Party.

                  (c) Receivables. The amount represented by the Debtors to the Secured Party from time to time as owing by all account debtors in respect of the Receivables will be materially correct at all times. None of the Receivables is represented or evidenced by a promissory note, chattel paper or other instrument which has not been delivered to the Secured Party. No Debtor nor (to the best of the Debtors' knowledge) any account debtor in respect of the Receivables is in default or is likely to become in default in the performance or observance of any of the terms thereof which could reasonably be expected to materially adversely affect the value of the Receivables (as Collateral) taken as a whole. The right, title and interest of the Debtors in, to and under each Receivable is not subject to any default, offset, counterclaim, defense or claim that could reasonably be expected to materially adversely affect the value of the Receivables (as Collateral) taken as a whole, nor have any of the foregoing been asserted or alleged against any Debtor.

                  (d) Consents. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for (i) the grant by the Debtors of the assignment and security interest granted hereby, the pledge by the Debtors of the Security Collateral pursuant hereto or the execution, delivery or performance of this Agreement by the Debtors, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) the exercise by the Secured Party of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally), in each case other than the filing of financing and continuation statements under the UCC, which financing statements will have been duly filed within three Business Days of the date hereof, and the filing of termination statements under the UCC, which termination statements shall be filed on or immediately after the date of the initial Loan. No Debtor has performed or failed to perform any acts which might prevent the Secured Party from enforcing any of the terms and conditions of this Agreement or which could reasonably be expected to limit the Secured Party in any such enforcement.

                  (e) Pledged Shares. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. SCI is the legal and beneficial owners of the Pledged Shares free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and except for Permitted Encumbrances. No effective financing statement or other instrument similar in effect covering all or any part of the Pledged Shares is on file in any recording office. SCI shall not authorize or issue, or cause to be authorized or issued, any shares of stocks and/or warrants, rights or options in addition to or in substitution for any of the Pledged Shares. The Pledged Shares constitute the percentage of the issued and outstanding shares of stock and/or warrants, rights or options to acquire shares of stock of the issuers thereof indicated on Schedule 6(e) hereto. SCI shall cause


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the relevant Subsidiary to reflect on the applicable Books and Records the transfer of the Pledged Shares as and when required by this Agreement.

                  (f) Location of Inventory, Equipment. All of the Inventory of each Debtor is kept at one or more of the locations listed beneath such Debtor's name on Schedule 6(f)(i) hereto. All of the Equipment of each Debtor is kept at one or more of the locations listed beneath such Debtor's name on
Schedule 6(f)(ii) hereto. Each Debtor has exclusive possession and control of all of its Equipment and Inventory.

                  (g) Chief Executive Office; Places of Business. Schedule 6(g) sets forth for each Debtor (i) its correct corporate name, its chief executive office and its principal place of business, (ii) the places where it has any place of business, (iii) the place where it maintains its Books and Records, including its records regarding the Receivables, and (iv) the place where it maintains its chattel paper. No Debtor has any place of business other than those set forth in such Schedule 6(g) and there are no locations in which any Debtor has any Collateral other than those locations as identified to the Secured Party pursuant to the terms hereof.

                  (h) Legal Name. No Debtor has used any corporate or fictitious name or trade name other than the corporate name shown on such Debtor's charter documents other than those set forth in Schedule 6(h) hereto.

                  (i) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (j) Patents and Trademarks. No Debtor has any interest whatsoever in any Patent, Patent License, Trademark or Trademark License other than as listed in Schedule 6(j).

                  (k) Governmental Obligors. Except as set forth on Schedule 6(k), none of the obligors on any Receivable is a Governmental Authority, and no Governmental Authority is a counterparty to any Contract of any Debtor.

                  (l) Permits and Licenses. Schedule 6(l) attached hereto contains a complete and correct list of all Permits and Licenses necessary to the conduct of the Debtors' businesses and, labelled accordingly, all such Permits and Licenses sought but not yet obtained by the Debtors. Each Permit and License listed on such Schedule (other than those identified as sought but not yet obtained by the Debtors and than those the non-possession of which would not have a Material Adverse Effect) is valid, subsisting, unexpired and enforceable, and such Permits and Licenses are the only Permits and Licenses that are necessary or desirable for the operation of the Debtors' businesses. No holding, decision or judgment has been rendered by any Governmental Authority which could reasonably be expected to limit, cancel, question or otherwise affect the validity of any such necessary Permit or License. No action or proceeding is pending or, to the best of the Debtors' knowledge, threatened (i) seeking to limit, cancel, question or otherwise affect the validity of any such Permit or License or (ii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.


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                  SECTION 7. Further Assurances. The Debtors jointly and
severally covenant and agree with the Secured Party that, from and after the date of this Agreement until the Secured Obligations are paid in full and the Commitment is terminated:

                  (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the request of the Secured Party and at the sole expense of the Debtors, each Debtor will promptly and duly execute and deliver such further instruments, agreements and documents and take such further action as the Secured Party may deem desirable and may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereunder or hereby (including, without limitation, the first priority nature thereof), or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Debtor shall promptly:
(i) upon the request of the Secured Party, mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, and, each of the records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted or purported to be granted hereby; (ii) if any Collateral shall be represented or evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Secured Party within five days of such Debtor's receipt thereof such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and (iii) execute and file such mortgages or financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as the Secured Party may deem desirable.

                  (b) Each Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of any or all of the Debtors to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement for filing in any jurisdiction to the extent permitted by applicable law.

                  SECTION 8. As to Equipment and Inventory. The Debtors jointly and severally covenant and agree with the Secured Party that, from and after the date of this Agreement until the Secured Obligations are paid in full and the Commitment is terminated:

                  (a) The Debtors shall promptly furnish to the Secured Party a statement respecting any loss or damage to any of the Equipment that would be reasonably likely to impair the value of the Collateral in any material respect.

                  (b) Each Debtor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory, other than to the extent not required to be paid under Section 6.11 of the Credit

Agreement. In producing the Inventory, each Debtor shall comply in all material repsects with all applicable requirements of the Fair Labor Standards Act.

                  (c) Each Debtor shall furnish to the Secured Party promptly after request therefor a report detailing changes in the amount and condition of the Equipment, including purchases, depreciation, sales and losses.

                  (d) Each Debtor shall deliver to the Secured Party promptly after request therefor such warehouse receipts, bills of lading and other documents of title with respect to Inventory and Equipment as are requested, together with copies of all invoices with respect to the Inventory and Equipment.

                  SECTION 9. Collection of Receivables. Except as otherwise provided in Section 5 the Debtors shall continue to collect, at their own expense, all amounts due or to become due them in respect of the Receivables. In connection with such collections, the Debtors may take (and, at the Secured Party's direction, shall take) such action as the Debtors or the Secured Party may reasonably deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon notice to the Debtors of its intention to do so, to notify the account debtors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such account debtors to make payment of all amounts due or to become due to the Debtor thereunder directly to the Secured Party and, upon such notification and at the expense of the Debtors, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtors might have done. After receipt by any Debtor of the notice from the Secured Party referred to in the proviso to the immediately preceding sentence, (i) all amounts and proceeds (including instruments) received by any Debtor in respect of the Receivables shall be received in trust for the benefit of the Secured Party, shall be segregated from all funds or other property or assets of each Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement or assignment), and (ii) no Debtor shall adjust, settle or compromise the amount or payment of any Receivable, release any account debtor thereof, in whole or in part, or allow any credit or discount thereon.

                  SECTION 10. Other Covenants. The Debtors jointly and severally covenant and agree with the Secured Party that, from and after the date of this Agreement until the Secured Obligations are paid in full and the Commitment is terminated:

                  (a) Maintenance of Records. The Debtors will keep and maintain at their own cost and expense, records of the Collateral that are true, complete and correct in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral and a record of the Secured Party's security interest in the Collateral. The Debtors at their own expense shall deliver to the Secured Party from time to time upon the Secured Party's request such records of the Collateral. After the occurrence and during the continuation of an Event of Default, the Debtors, upon a request of the Secured Party, shall turn over all such records and all Books and Records related to the Collateral to the Secured Party or to its representatives.

                  (b) Right of Inspection. Upon reasonable notice to the Debtors from the Secured Party, the Secured Party shall have full and free access, at any reasonable time and as often as may reasonably be requested, to each Debtor's place of business and all the Books and Records of any Debtors, and the Secured Party and its representatives or agents may examine the same, take extracts therefrom and make photocopies thereof, and the Debtors agree to render to the Secured Party, at the Debtors' cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice to the Debtors from the Secured Party, the Secured Party and its representatives shall, at any reasonable time and as often as may be reasonably requested, also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting their interests therein.

                  (c) Limitation on Disposition of Collateral. The Debtors will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, to the extent prohibited by the Credit Agreement.

                  (d) Limitations on Discounts, Compromises, Extension of Receivables. The Debtors will not grant any extension of the time of payment of any of the Receivables, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon in any manner which could reasonably be expected to materially adversely affect the value of the Collateral as a whole.

                  (e) Further Identification of Collateral. The Debtors will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may request, all in detail, form and substance reasonably acceptable to the Secured Party.

                  (f) Notices. The Debtors will advise the Secured Party promptly of (i) any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral, and (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Collateral, the value of the Collateral or the interest of the Secured Party in the Collateral or in the Liens created hereunder.
                  (g) Changes in Location, Name, Etc. No Debtor will (i) change the location of its chief executive office, its principal place of business or the places where it currently keeps its Books and Records from those specified in Section 6(g), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedules 6(f)(i) and 6(f)(ii) respectively, or (iii) change its name, identity or corporate structure in any manner which might make any financing statement filed by the Secured Party in connection with this Agreement materially misleading, unless, in each case, it shall have given the Secured Party at least 30 days prior written notice thereof and at least 10 days prior to effecting any such change shall have taken all such steps as the Secured Party may deem necessary or desirable to continue the perfection and priority of the pledge, assignment and security interest granted pursuant hereto, including, without limitation, properly amending all financing statements and properly executing and filing additional financing statements necessary to maintain at all times the perfection and priority of the security interest granted or purported to be granted hereby, shall have provided the Secured Party with an officer's certificate certifying that such steps have been taken.

                  (h) Patents and Trademarks. The Debtors shall report within five days thereafter each filing of an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof (whether filed by a Debtor or through any agent, employee, licensee, designee or any other Person). Upon request of the Secured Party, the Debtors shall promptly execute and deliver any and all agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party's security interest in any Patent, Patent License, Trademark or Trademark License and the goodwill and General Intangibles of the Debtors relating thereto or represented thereby. Each Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes if not previously executed by Debtors in a timely manner, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full and the Commitment is terminated.

                  SECTION 11. Voting Rights, Dividends, Etc. (a) So long as no Event of Default shall have occurred and be continuing:

                         (i) The Debtors shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not expressly prohibited by the terms of this Agreement, or the other Credit Documents; provided, however, that no Debtor shall exercise or refrain from exercising any such right if such action or inaction, as the case may be, could reasonably be expected to have a Material Adverse Effect.

                        (ii) The relevant Debtor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect of the Security Collateral; provided, however, that any and all

                                     (1) dividends and interest paid or
                  payable other than in cash in respect of, and instruments and other property and assets received or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                                     (2) dividends and other distributions
                  paid in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                     (3)    cash paid, payable or otherwise
                  distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Secured Party to hold as, Security Collateral and, if received by any Debtor, shall be received in trust for the benefit of the

         Secured Party, shall be segregated from all property and assets or funds of each Debtor and shall be forthwith delivered to the Secured Party as Security Collateral in the same form as so received (with any necessary endorsement or assignment). Promptly upon the request of the Secured Party, each Debtor shall execute such documents and do such acts as may be necessary or desirable in the reasonable judgment of the Secured Party to give effect to this clause (ii). Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this Section 11(a) shall be retained by the Secured Party as additional Security Collateral hereunder and applied in accordance with the provisions hereof.

                       (iii) The Secured Party shall, if required at any time, execute and deliver (or cause to be executed and delivered) to the relevant Debtor all such proxies and other instruments as such Debtor may reasonably request for the purpose of enabling such Debtor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to clause (i) of this Section 11(a) and to receive the dividends, distributions or interest payments that it is authorized to receive and retain pursuant to clause (ii) of this
         Section 11(a).

                  (b) If an Event of Default shall have occurred and be continuing:

                         (i) All rights of each Debtor to (A) exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 11 shall be suspended, and in the event such Event of Default is not cured, cease and (B) receive the dividends, interest payments and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) shall be suspended, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and retain as Security Collateral such dividends, interest payments and other distributions.

                        (ii) All dividends, interest payments and other distributions that are received by any Debtor contrary to the provisions of clause (i) of this Section 11(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from all property and assets or funds of each Debtor and shall be forthwith paid over to the Secured Party as Security Collateral in the same form as so received (with any necessary endorsement or assignment). Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this
         Section 11(b) shall be retained by the Secured Party as additional Security Collateral hereunder and applied in accordance with the provisions hereof.

                  SECTION 12. Secured Party's Appointment as Attorney-in-Fact.

                  (a) Powers. Each Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such

Debtor and in the name of such Debtor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which the Secured Party may deem necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Debtor hereby gives the Secured Party the power and right, on behalf of such Debtor, without notice to or assent by any Debtor, to the extent permitted by applicable law as from time to time in effect, to do the following:

                           (i) to pay or discharge taxes and Liens levied or
                  placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof, if not previously paid, discharged or effected as the case may be, by the Debtors in a timely manner; and

                           (ii) upon the occurrence and during the continuance
                  of any Event of Default: (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct;
                  (B) to ask for, demand, collect, sue for, recover, compromise, receive payment of and give receipt for any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, and to receive, endorse and collect any checks, drafts, notes, acceptances, instruments, chattel paper and other documents in connection therewith and to give full discharge for the same; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to file any claims, to commence and/or prosecute any suits, actions or proceedings at law or in equity and to take any other action, in each case which the Secured Party may deem necessary or desirable, to collect the Collateral or any thereof and to enforce any other right in respect of any such Collateral;
                  (E) to defend any suit, action or proceeding brought against the Debtors or any of them with respect to any Collateral;
                  (F) to settle, compromise or adjust any suit, action or proceeding described in the preceding clauses and any threatened suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to assign or license any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or desirable to protect, preserve or realize upon the Collateral and the Liens of the Secured Party to effect the intent of this Agreement, all as fully and effectively as the Debtors might do.

Each Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) Other Powers. Each Debtor also authorizes the Secured Party, at any time and from time to time, to execute, in connection with the sale provided for in Section 14 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) No Duty on the Part of the Debtors or Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for accounting for moneys actually received by the Secured Party as a result of the exercise of such powers, neither the Secured Party nor any of its officers, directors, employees, agents, shareholders, counsel, accountants or other professionals has or shall have any duty as to any Collateral or as to the taking of any steps to preserve rights against prior parties or other rights pertaining to any Collateral and none of them shall be responsible to any Debtor or any other Person for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  SECTION 13. Performance by Secured Party of the Debtors' Obligations. If any Debtor fails to perform or comply with any of its agreements contained herein and the Secured Party, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the fees and expenses of the Secured Party incurred in connection therewith, together with interest thereon at the Base Rate plus two percent (2%) per annum, shall be payable jointly and severally by the Debtors to the Secured Party on demand and shall constitute Secured Obligations secured hereby.

                  SECTION 14. Remedies. If an Event of Default shall have occurred and be continuing:

                  (a) The Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and otherwise available to it, all the rights and remedies of a secured party upon default under the UCC, all of which rights shall be cumulative and non-exclusive. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Debtor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby expressly waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtors, which right or equity is hereby waived or released. Each Debtor further agrees, at the Secured Party's request and at the Debtors' sole expense, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the premises of the Debtors or elsewhere. The Secured Party shall apply the Net Cash Proceeds of any of the Collateral in the Blocked Account to the payment in whole or in part of the Secured Obligations, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the UCC, need the Secured Party account for the surplus, if any, to the Debtors. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any rights hereunder, except for acts or failures to act constituting gross negligence or willful misconduct. Each Debtor agrees that, to the extent notice of any sale shall be required by law, at least ten days' notice to the Debtors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale, without further notice, may be made at the time and place to which it was so adjourned. The Debtors shall remain jointly and severally liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency. The Debtors further agree that, to enforce the provisions of this Section 14, the Secured Party is empowered to request the appointment of a receiver from any court of competent jurisdiction. The Debtors hereby agree to consent to such appointment and to authorize such an involuntary transfer of control upon the request of a receiver so appointed.

                  (b) The Secured Party may exercise any and all rights and remedies of any Debtor in respect of the Collateral, including, without limitation, any and all rights of any Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral.

                  (c) All Proceeds and other amounts and collections received by any Debtor in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from the funds and other assets and property of each Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement or assignment).

                  (d) Any and all Proceeds and other amounts and collections received by the Secured Party (whether from any Debtor or otherwise) shall be deposited in the Blocked Account and shall be applied against the Secured Obligations (whether matured or unmatured). Any balance of such Proceeds remaining after the payment of all Secured Obligations shall be paid over to the Debtors or to whomsoever may be lawfully entitled to receive the same.

                  SECTION 15. Limitation on the Secured Party's Duty Regarding Preservation of Collateral. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees, agents or professionals shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so; nor shall any of them be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtors or otherwise.

                  SECTION 16. Powers Coupled With an Interest. All authorizations and agencies in favor of the Secured Party herein contained with respect to the Collateral are powers coupled with an interest and are irrevocable.

                  SECTION 17. No Subrogation. Notwithstanding any payment or payments made by the Debtors hereunder, any setoff or application of funds of the Debtors by the Secured Party or the receipt of any amounts by the Secured Party with respect to any of the Collateral, the Debtors shall not be entitled, and each Debtor hereby waives any right it might otherwise have, to be subrogated to any of the rights of the Secured Party against any Person or against any other collateral security held by the Secured Party for the payment of the Secured Obligations, and no Debtor shall seek, and each Debtor hereby waives, any right it might otherwise have to, any reimbursement or contribution from any Person in respect of payments made by the Debtors in connection with the Collateral, or amounts realized by the Secured Party in connection with the Collateral.

                  SECTION 18. Amendments with Respect to the Secured Obligations. The Debtors shall remain obligated hereunder, and all of the Collateral shall remain subject to the Liens granted hereby, notwithstanding that (without any reservation of rights against the Debtors, and without notice to or further assent by the Debtors) any demand for payment of any of the Secured Obligations made by the Secured Party may be rescinded by the Secured Party, and any of the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Secured Party, and the Credit Agreement, any other Credit Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Party may deem advisable from time to time in accordance with the provisions thereof, and any guarantee, right of offset or other collateral security at any time held by the Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. The Secured Party shall not have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Debtors waive any and all notices of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Secured Party upon this Agreement; the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Debtors and the Secured Party shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Debtors waive diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Debtors, or any other Person with respect to the Secured Obligations.

                  SECTION 19. No Waiver; Cumulative Remedies. The Secured Party shall not by any act, delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or under any of the other Credit Documents or under applicable law or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof or thereof, and no waiver shall be valid unless in writing and signed by the Secured Party, and then only to the extent set forth therein. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. This Agreement may not be waived, amended, supplemented or otherwise modified except in writing signed by the Debtors and the Secured Party.

                  SECTION 20. Continuing Security Interest; Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of
(i) the cash payment in full of the Secured Obligations and (ii) the Maturity Date, (b) be binding upon each Debtor and its respective successors and assigns, provided that none of the Debtors may assign any of their rights or obligations hereunder, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of, and be enforceable by, the Secured Party and its successors, transferees and assigns.

                  SECTION 21. Severability. If any provision of this Agreement is found or held invalid, illegal or unenforceable in any jurisdiction, such provision shall be ineffective solely in such jurisdiction and solely to the extent of such invalidity, illegality or unenforce-ability, and the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 22. Headings. The section and subsection headings used in this Agreement are for convenience of reference only and shall not in any way affect the construction or meaning hereof or be taken into consideration in the interpretation hereof.

                  SECTION 23. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SECTION 24.  Notices.   Any notice or request hereunder
shall be in writing and shall be given to (i) the Debtors at their addresses set forth on the signature pages hereof and (ii)


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the Secured Party at its address set forth in the first paragraph of this
Agreement (or, in each case, such other address as may be specified by such party in a notice) by registered or certified mail, return receipt requested, by overnight mail or by telecopy (confirmed by mail). Notices and requests shall be deemed to have been given five days after deposit in the mail, two days after deposit with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

                  SECTION 25. Judicial Proceedings. The Debtors hereby irrevocably submit to the jurisdiction of, and agree to commence suit only before, the Courts of the State of New York, New York County, and the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of, or relating to, this Agreement or the subject matter hereof, and hereby waive, and agree not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceedings, (i) any claim that they are not personally subject to the jurisdiction of the above-named courts for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper and (ii) any right which they may have to a trial by a jury. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against the Debtors if given by registered or certified mail, return receipt requested, or by any other means or mail which requires a signed receipt, postage prepaid, mailed to such parties as herein provided in Section 24.

                  The Debtors hereby agree that the submission to jurisdiction referred to in this Section 25 shall not limit in any manner the rights of the Secured Party to take proceedings against the Debtors in some other court of competent jurisdiction whether within or outside the United States.

                  SECTION 26. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall constitute one and the same instrument.

                  SECTION 27. Mortgage. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of the Mortgage and the terms of the Mortgage are inconsistent with the terms of this Agreement, then, with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to, the real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.


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



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date and year above first written.

                                  CITICORP USA, INC.


                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:
                                  Address:

                                  SAFETY COMPONENTS
                                    INTERNATIONAL, INC.


                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:
                                  Address:

                                  AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL, INC.


                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:
                                  Address:

                                  GALION, INC.


                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:
                                  Address:

                                  VALENTEC SYSTEMS, INC.


                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:
                                  Address:

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